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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                      FORM 8-K/A

                                 AMENDMENT NO. 1 TO
                                   CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 1997



                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)



               TEXAS                    333-25257              75-2441557
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
  incorporation or organization)       File Number)         Identification No.)


        275 WEST PRINCETON DRIVE
             PRINCETON, TEXAS                                        75407
(Address of Principal Executive Offices)                          (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

===============================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Filed herewith as a part of this report are the following financial statements for McCosh Drug, Inc. ("McCosh"): (i) audited Balance Sheet at June 30, 1997 and audited Statement of Income, Statement of Shareholders' Equity and Statement of Cash Flows each for the year ended June 30, 1997, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at June 30, 1996, unaudited Statements of Income for the year ended June 30, 1996 and the six months ended June 30, 1996 and 1997, unaudited Statement of Shareholders' Equity for the year ended June 30, 1996, and unaudited Statement of Cash Flows for the year ended June 30, 1996. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at June 30, 1997 and Pro Forma Combined Condensed Statements of Income for the six months ended June 30, 1997 and the year ended December 31, 1996, and the notes thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

         (c)  EXHIBITS.

               Exhibit No.   Name of Exhibit
               -----------   ---------------

                    23 Consent of Howard & Waltrip, P.C., Independent Auditors (filed electronically herewith).

                                  MCCOSH DRUG, INC.
                                 FINANCIAL STATEMENTS
                               YEAR ENDED JUNE 30, 1997
                         WITH REPORT OF INDEPENDENT AUDITORS

[LETTERHEAD]



The Board of Directors and Shareholders                         November 7, 1997
McCosh Drug, Inc.

                            REPORT OF INDEPENDENT AUDITORS
                            ------------------------------

We have audited the accompanying balance sheet of McCosh Drug, Inc. as of June 30, 1997, and the related statement of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McCosh Drug, Inc. at June 30, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

McCOSH DRUG, INC.
BALANCE SHEET

                                             JUNE 30,      JUNE 30,
                                               1997         1996
                                           -----------   -----------
ASSETS                                                   (Unaudited)

Current assets
  Cash                                     $    25,027   $    24,942
  Accounts receivable-trade                     49,754        57,991
  Other current assets                             189         7,691
  Inventories, lower of cost or market         530,526       547,036
                                           -----------   -----------
     Total current assets                      605,496       637,660

Fixed assets
  Equipment                                     18,637        18,637
  Furniture and fixtures                       216,375       216,375
  Vehicles                                       4,750         4,750
  Leasehold improvements                        16,087        16,087
  Accumulated depreciation                   (131,907)      (115,509)
                                           -----------   -----------
     Total net fixed assets                   123,942       140,340
                                           -----------   -----------

TOTAL ASSETS                               $  729,438    $  778,000
                                           -----------   -----------
                                           -----------   -----------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Accounts payable-trade                   $    58,162   $    51,422
  Taxes payable                                  5,097         9,952
  Notes payable-shareholder                     30,721        59,300
  Current portion-long term debt                31,335        24,000
                                           -----------   -----------
     Total current liabilities                 125,315       144,674

Long term liabilities
  Notes payable-bank                            96,158       153,592

  Less current portion long term debt          (31,335)      (24,000)
                                           -----------   -----------
     Total long term liabilities                64,823       129,592
                                           -----------   -----------
     Total liabilities                         190,138       274,266

Shareholders' equity
  Capital stock                                 46,000        46,000
  Paid in capital                                  224           224
  Retained earnings                            493,076       457,510
                                           -----------   -----------
     Total shareholders' equity                539,300       503,734
                                           -----------   -----------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                     $   729,438   $   778,000
                                           -----------   -----------
                                           -----------   -----------

See accompanying notes.

McCOSH DRUG, INC.
STATEMENTS OF INCOME

                                           YEAR ENDED     YEAR ENDED      SIX MONTHS ENDED
                                            JUNE 30,       JUNE 30,             JUNE 30,
                                             1997           1996           1997           1996
                                         ------------   ------------   -----------   -----------
                                                        (Unaudited)                  (Unaudited)
Net sales                                $  2,096,344   $  1,981,244   $   996,812   $   906,922

Cost of sales                               1,493,976      1,384,579       710,386       620,757
                                         ------------   ------------   -----------   -----------
Gross profit                                  602,368        596,665       286,426       286,165
                                         ------------   ------------   -----------   -----------
Operating expenses:
  Selling, general and administrative         534,017        548,764       253,925       251,005
  Depreciation                                 16,398         16,398         8,199         8,199
                                         ------------   ------------   -----------   -----------
     Total operating expenses                 550,415        565,162       262,124       259,204

Income from operations                         51,953         31,503        24,302        26,961

Other income (expense):
  Other income                                  3,294          2,315         1,566         1,646
  Interest expense                            (11,871)       (18,790)       (5,645)      (10,190)
                                         ------------   ------------   -----------   -----------
     Total other income (expense)              (8,577)       (16,475)       (4,079)       (8,544)
                                         ------------   ------------   -----------   -----------
     Net income before income tax              43,376         15,028        20,223        18,417

     Income tax expense                         7,810          4,068         3,714        (2,564)
                                         ------------   ------------   -----------   -----------
     Net income                          $     35,566   $     10,960   $    16,509   $    20,981
                                         ------------   ------------   -----------   -----------
                                         ------------   ------------   -----------   -----------

See accompanying notes.

McCOSH DRUG, INC.
STATEMENT OF SHAREHOLDERS' EQUITY


                                                 YEAR ENDED     YEAR ENDED
                                                   JUNE 30,       JUNE 30,
                                                    1997            1996
                                                 -----------    -----------
                                                                (Unaudited)
Balance, Beginning of period                      $ 457,511      $ 446,550

Net income                                           35,566         10,960
                                                 -----------    -----------
Balance, End of Period                            $ 493,076      $ 457,510
                                                 -----------    -----------
                                                 -----------    -----------


















See accompanying notes.

McCOSH DRUG, INC.
STATEMENTS OF CASH FLOWS

                                                 YEAR ENDED     YEAR ENDED
                                                   JUNE 30,       JUNE 30,
                                                     1997           1996
                                                 ----------     -----------
                                                                (Unaudited)

Operating activities:
  Net income                                       $ 35,566       $ 10,960

Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation                                       16,398         16,398
  Change in operating assets and liabilities:
    Accounts receivable-trade                         8,237          9,254
    Other current assets                              7,503         25,470
    Inventories                                      16,510        (27,898)
    Accounts payable-trade                            6,740        (30,816)
    Taxes payable                                    (4,855)         7,287
                                                   --------       --------
Net cash provided by operating activities            86,099         10,655

Financing activities:
  Borrowings on notes payable                        30,000              0
  Principal payments-notes payable-s/h              (28,580)             0
  Principal payments on notes payable               (87,434)       (21,407)
                                                   --------       --------
Net cash used by financing activities               (86,014)       (21,407)

Net increase (decrease) in cash                          85        (10,752)

Cash at beginning of period                          24,942         35,694
                                                   --------       --------
Cash at end of period                              $ 25,027       $ 24,942
                                                   --------       --------
                                                   --------       --------
Supplemental disclosure of income taxes paid       $  3,424       $  4,725
                                                   --------       --------
                                                   --------       --------
Supplemental disclosure of interest paid           $ 11,871       $ 18,790
                                                   --------       --------
                                                   --------       --------

See accompanying notes.

                               McCOSH DRUG, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 1997



1.  Summary of significant accounting policies

Organization

McCOSH DRUG, INC., a Nebraska corporation (the "Company"), owns and operates a retail pharmacy in Gering, Nebraska.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2.  Leases

The Company leases the retail store facilities on a month to month basis from a related party. Rent expense for fiscal year ended June 30, 1997 was $52,500.

                              McCOSH DRUG, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 1997

3.  Long term liabilities

Installment note totaling approximately                $ 96,158
$3,100 per month at 8.5% interest,
 maturing in March 2000.

Less current portion of long term debt                  (31,335)
                                                       --------

Total long term liabilities                            $ 64,823
                                                       --------
                                                       --------

4.  Subsequent events

On August 30, 1997 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

                          PRO FORMA COMBINED FINANCIAL DATA

    The following unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 1996 and the six months ended June 30, 1997 reflect the historical results of operations of Horizon Pharmacies, Inc. (the "Company") adjusted to give effect to the acquisition of the Gering, Nebraska store (the "Gering Store") in August 1997 as though such store was acquired January 1, 1996. The Pro Forma Combined Condensed Balance Sheet as of June 30, 1997 reflects the historical financial position of the Company as of that date, adjusted to give pro forma effect to the acquisition of the Gering Store as if it had occurred as of June 30, 1997.

    The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable and fairly reflect all expenses associated with the acquired business. The Pro Forma Combined Financial Data do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or the Company's financial position or results of operations for any future date or period. These Pro Forma Combined Condensed Financial Statements and notes thereto should be read in conjunction with the historical financial statements and notes of the Company and the financial statements of the Gering Store.

                           HORIZON PHARMACIES, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 JUNE 30, 1997
                                 (IN THOUSANDS)

                   ASSETS
                                             Company       Gering
                                            Historical  Store (Note)  Pro Forma
                                            -----------------------------------
Current assets:
    Cash                                       $  229                  $  229
    Accounts receivable                         2,463        $ 47       2,510
    Inventories                                 3,893         612       4,505
    Prepaid expenses                               41           4          45
                                               ------------------------------
Total current assets                            6,626         663       7,289
Deferred offering costs                           345                     345
Property and equipment, net                       813          75         888
Intangibles, net                                1,308         133       1,441
                                               ------------------------------
Total assets                                   $9,092        $871      $9,963
                                               ------------------------------
                                               ------------------------------

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Bank overdraft                             $  206        $250      $  456
    Accounts payable                            2,918                   2,918
    Accrued liabilities                           257                     257
    Notes payable                               2,105                   2,105
    Current portion of long-term obligations      397          67         464
                                               ------------------------------
Total current liabilities                       5,883         317       6,200
Long-term obligations                           1,291         554       1,845
Shareholders' equity:
    Common stock                                   11                      11
    Additional paid-in capital                  1,760                   1,760
    Retained earnings                             147                     147
                                               ------------------------------
Total shareholders' equity                      1,918                   1,918
                                               ------------------------------
Total liabilities and shareholders' equity     $9,092        $871      $9,963
                                               ------------------------------
                                               ------------------------------

-------------------------
Note: The Gering Store was acquired in August 1997 for a total consideration of $871 financed by a note payable of $621 and cash of $250 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                             HISTORICAL
                                         ------------------
                                                    GERING    PRO FORMA
                                         COMPANY    STORE    ADJUSTMENTS    PRO FORMA
                                         -------------------------------    ----------
Net sales                                $11,060     $997                     $12,057
Cost and expenses:
  Cost of sales                            7,583      710                       8,293
  Depreciation and amortization              125        8      $ (8) (1)          136
                                                                 11  (1)
  Selling, general and administrative      2,890      253        11  (3)        3,138
                                                                (11) (4)
                                                                 (5) (5)
                                         ----------------------------   -------------
Total costs and expenses                  10,598      971        (2)           11,567
                                         ----------------------------   -------------
Income from operations                       462       26         2               490
Interest expense and other, net              144        6        (6) (2)          171
                                                                 27  (2)
                                         --------------------------------------------
Income before income taxes                   318       20       (19)              319
Pro forma provision for income taxes         111        4        (3) (6)          112
                                         --------------------------------------------
Pro forma net income                     $   207     $ 16      $(16)          $   207
                                         --------------------------------------------
                                         --------------------------------------------
Pro forma net income per share                                                $  0.18
                                                                            ---------
                                                                            ---------
Shares used in computation                                                  1,142,424
                                                                            ---------
                                                                            ---------

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                             HISTORICAL
                                         ------------------
                                                    GERING    PRO FORMA
                                         COMPANY    STORE    ADJUSTMENTS    PRO FORMA
                                         -------------------------------    ----------
Net sales                                $13,136    $2,006                    $15,142
Cost and expenses:
  Cost of sales                            8,942     1,405                     10,347
  Depreciation and amortization              172        16     $(16) (1)          194
                                                                 22  (1)
  Selling, general and administrative      3,471       527       21  (3)        3,985
                                                                (23) (4)
                                                                (11) (5)
                                         ----------------------------   -------------
Total costs and expenses                  12,585     1,948       (7)           14,526
                                         ----------------------------   -------------
Income from operations                       551        58        7               616
Interest expense and other, net              249        16      (16) (2)          302
                                                                 53  (2)
                                         ----------------------------   -------------
Income before income taxes                   302        42      (30)              314
Pro forma provision for income taxes         106         2        2  (6)          110
                                         ----------------------------   -------------
Pro forma net income                     $   196    $   40     $(32)          $   204
                                         --------------------------------------------
                                         --------------------------------------------
Pro forma net income per share                                                $  0.19
                                                                            ---------
                                                                            ---------
Shares used in computation                                                  1,074,246
                                                                            ---------
                                                                            ---------

                 ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

    Eliminate historical depreciation:
         Twelve months ended December 31, 1996:                        $ 16,000
         Six months ended June 30, 1997:                                  8,000

    Provide depreciation and amortization on acquired bases in equipment and intangibles:
         Equipment - 7 year life - purchase price allocated              75,000
         Intangibles - 5 to 20 year life - purchase price allocated     133,000

    Twelve months ended December 31, 1996:
         Depreciation of equipment                                       11,000
         Amortization of intangibles                                     11,000
                                                                       --------
              Total                                                      22,000

    Six months ended June 30, 1997:
         Depreciation of equipment                                        5,000
         Amortization of intangibles                                      6,000
                                                                       --------
              Total                                                      11,000

(2) Adjust interest expense:

    Eliminate historical interest expense:
         Twelve months ended December 31, 1996:                          16,000
         Six months ended June 30, 1997                                   6,000

    Provide for interest expense on debt issued in acquisition:
         Debt                                                           621,000
         Interest Rate                                                    9.00%

         Twelve months ended December 31, 1996:                          53,000
         Six months ended June 30, 1997:                                 27,000

(3) Increase previous officer salary to new contract with Horizon:

         Twelve months ended December 31, 1996:                          21,000
         Six months ended June 30, 1997:                                 11,000

(4) Reduce rent expense to new rental agreement:

         Twelve months ended December 31, 1996:                          23,000
         Six months ended June 30, 1997:                                 11,000

(5) Eliminate retirement expense:

         Twelve months ended December 31, 1996:                          11,000
         Six months ended June 30, 1997:                                  5,000

(6) Adjust pro forma income taxes (at a rate of 35%) for acquistion adjustments and historical tax rates:

         Twelve months ended December 31, 1996:                           2,000
         Six months ended June 30, 1997:                                 (3,000)

                                  SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             REGISTRANT:

                             HORIZON PHARMACIES, INC.


Date: November 12, 1997      By: /s/ Ricky D. McCord
                                 ----------------------------------
                                 Ricky D. McCord, President



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